The Dreyfus Premier
Third Century
Fund, Inc.

ANNUAL REPORT
May 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured
           * Not Bank-Guaranteed
           * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            16   Financial Highlights

                            18   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                            The Dreyfus Premier

                                                       Third Century Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for The Dreyfus Premier Third Century Fund, Inc., covering the 12-month period from June 1, 1999 through May 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Paul A. Hilton and Maceo K. Sloan.

The past 12 months have been highly volatile but generally rewarding for investors in the U.S. stock market. While the market's advance during most of 1999 was primarily led by technology and other growth stocks, these particular sectors of the stock market corrected substantially during the first five months of 2000. In contrast, small-cap stocks and value-oriented stocks languished during most of 1999, but began to show encouraging signs of strength in 2000.

Higher interest rates represented the primary reason for this shift in market leadership. Faced with evidence that long-dormant inflationary pressures were building, the Federal Reserve Board raised short-term interest rates six times during the reporting period, for a total increase of 1.75 percentage points. Because higher interest rates have the potential to erode the earnings of growth companies, many investors turned their attention from highly valued "new economy" growth stocks to more reasonably priced "old economy" value stocks.

We appreciate your confidence over the past year, and we look forward to your continued participation in The Dreyfus Premier Third Century Fund, Inc.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
June 15, 2000




DISCUSSION OF FUND PERFORMANCE

Paul A. Hilton and Maceo K. Sloan, Portfolio Managers

How did The Dreyfus Premier Third Century Fund, Inc. perform relative to its benchmark?

For the 12-month period ended May 31, 2000, The Dreyfus Premier Third Century Fund, Inc. Class Z shares produced a total return of 20.91%.(1) In contrast, the fund' s benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") produced a total return of 10.47% for the same period.(2)

The public offering of the fund's Class A, B, C, R and T shares commenced on August 31, 1999. From August 31, 1999 to May 31, 2000 the fund produced a total return of 14.90% for Class A shares, 14.34% for Class B shares, 14.34% for Class C shares, 15.30% for Class R shares, and 14.14% for Class T shares.

We attribute the fund's strong performance to our emphasis on technology stocks, a market sector that performed exceptionally well during most of the reporting period, and an area in which we made good choices in our individual stock selection. In addition, our holdings in the financial and, to a lesser degree,
the    healthcare    sectors    also    helped    drive    performance.

What is the fund's investment approach?

The fund seeks to provide capital growth, with current income as a secondary objective. The fund looks for growth-oriented companies that generally exhibit three characteristics: improving profitability measurements, a pattern of consistent earnings and reasonable prices.

To pursue these goals, the fund invests primarily in the common stocks of companies that, in the opinion of the fund's management, meet traditional investment standards while simultaneously conducting their businesses in a manner that contributes to the enhancement of the quality of life in America.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Three primary factors influenced the fund's performance over the past year: heightened volatility within the stock market, specifically within the technology sector; continued strength of the U.S. economy; and the series of six short-term interest-rate hikes -- for a total increase of 1.75 percentage points -- initiated by the Federal Reserve Board in an attempt to slow economic growth and forestall the buildup of inflationary pressures. The uncertainty caused by these interest-rate hikes created volatility for the financial markets and the fund.

From the beginning of the reporting period until mid-March 2000, the U.S. stock market advanced sharply, driven primarily by gains within the technology sector, amidst considerable volatility. The fund benefited from maintaining an above-average exposure to this sector. By mid-March, however, that trend had reversed itself when many technology stocks, especially those related to the
Internet,    quickly    fell    out    of    favor.

In response, we trimmed our technology exposure, choosing instead to deploy those assets primarily to diversified financial services companies. That move proved beneficial for the fund. Already a significant contributor to the fund's
overall   performance,  we  concentrated  our  financial  holdings  in  global, diversified financial services companies that we believed were less likely to be affected by rising interest rates. Examples include Citigroup, American International Group and American Express, a firm that includes three divisions: a money management arm, an issuer of credit cards, and a travel company.

What is the fund's current strategy?

We have continued to concentrate on financial companies that have global subdivisions and franchises. As the U.S. economy continues to prosper, we are optimistic that companies in this area can also continue to grow. In addition, we have begun to increase our exposure to health care companies. In our view, many of these companies are very reasonably valued and offer predictable and consistent earnings.


Can you give us an update on the fund's socially responsible investing activities?

Over the past six months, fund management has hosted two meetings with the management of Coca-Cola in an effort to encourage them to increase the amount of recycled content polyethylene terepthalate (PET) in their plastic soft drink containers. While recycled content in aluminum beverage containers and glass bottles is roughly about 50% and 25%, respectively, currently there is almost no
recycled    content    in    most    plastic    bottles.

We are very pleased to inform shareholders that Coca-Cola is working toward a new goal of increasing the amount of recycled PET to 10% in one-quarter of the bottles they produce this year. Coca-Cola is the first soft drink company to make such an effort across their complete product line. Currently, the company spends over $2 billion annually on recycled content materials in the U.S. alone and over $5 billion worldwide.

June 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. ON AUGUST 31, 1999, THE FUND ADOPTED A MULTICLASS STRUCTURE. EXISTING FUND SHARES WERE DESIGNATED AS CLASS Z SHARES AND CLASS Z SHARES WERE CLOSED TO NEW INVESTORS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in The Dreyfus Premier Third Century Fund, Inc. Class Z shares and the Standard & Poor's 500 Composite Stock Price Index

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS Z SHARES OF THE DREYFUS PREMIER THIRD CENTURY FUND, INC. ON 3/29/72 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ON THAT DATE. ON AUGUST 31, 1999, THE FUND ADOPTED A MULTI-CLASS STRUCTURE. EXISTING FUND SHARES WERE DESIGNATED AS CLASS Z SHARES AND CLASS Z SHARES WERE CLOSED TO NEW INVESTORS. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 3/31/72 IS USED AS THE BEGINNING VALUE ON 3/29/72. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS Z SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES OF CLASS Z SHARES. THE DREYFUS PREMIER THIRD CENTURY FUND, INC. PRIMARILY SEEKS CAPITAL GROWTH THROUGH INVESTMENT IN COMMON STOCKS OF COMPANIES THAT, IN THE OPINION OF THE FUND'S MANAGEMENT, NOT ONLY MEET TRADITIONAL INVESTMENT STANDARDS, BUT ALSO SHOW EVIDENCE THAT THEY CONDUCT THEIR BUSINESS IN A MANNER THAT CONTRIBUTES TO THE ENHANCEMENT OF THE QUALITY OF LIFE IN AMERICA. CURRENT INCOME IS A SECONDARY GOAL. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF OVERALL STOCK MARKET PERFORMANCE WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES AND IS NOT SUBJECT TO THE SAME SOCIALLY RESPONSIBLE INVESTMENT CRITERIA AS THE DREYFUS PREMIER THIRD CENTURY FUND, INC. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 5/31/00

                                                           Inception                                                       From
                                                             Date          1 Year          5 Years       10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS Z SHARES                                              3/29/72        20.91%           25.56%         16.61%          13.81%
------------------------------------------------------------------------------------------------------------------------------------

Actual Aggregate Total Returns AS OF 5/31/00

                                                           Inception                                                       From

                                                             Date          1 Year          5 Years       10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH SALES CHARGE (5.75%)                                      8/31/99        --               --           --           8.32%
WITHOUT SALES CHARGE                                           8/31/99        --               --           --          14.90%

CLASS B SHARES
WITH REDEMPTION((+))                                           8/31/99        --               --           --          10.34%

WITHOUT REDEMPTION                                             8/31/99        --               --           --          14.34%

CLASS C SHARES
WITH REDEMPTION((+)(+))                                        8/31/99        --               --           --          13.34%
WITHOUT REDEMPTION                                             8/31/99        --               --           --          14.34%

CLASS R SHARES                                                 8/31/99        --               --           --          15.30%

CLASS T SHARES
WITH SALES CHARGE (4.5%)                                       8/31/99        --               --            --          8.99%
WITHOUT SALES CHARGE                                           8/31/99        --               --            --         14.14%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND
IS REDUCED TO 0% AFTER SIX YEARS, AT WHICH TIME CLASS B SHARES CONVERT TO CLASS
A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund



STATEMENT OF INVESTMENTS

May 31, 2000

COMMON STOCKS--98.8%                                                                            Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--1.1%

Omnicom Group                                                                                   184,000               15,444,500

CONSUMER NON-DURABLES--3.6%

Clorox                                                                                          398,200               15,778,675

Coca-Cola                                                                                       430,000               22,951,250

Kimberly-Clark                                                                                  183,000               11,071,500

                                                                                                                      49,801,425

CONSUMER SERVICES--1.6%

Time Warner                                                                                     291,600               23,018,175

ELECTRONIC TECHNOLOGY--21.8%

Applied Materials                                                                               105,000  (a)           8,767,500

Cisco Systems                                                                                   874,200  (a)          49,774,762

Cree                                                                                            100,200  (a)          12,172,734

EMC                                                                                             262,000  (a)          30,473,875

International Business Machines                                                                 420,700               45,146,369

Lexmark International Group, Cl. A                                                              180,300  (a)          12,575,925

Nokia, ADS                                                                                      430,400               22,380,800

Nortel Networks                                                                                 501,000               27,210,586

Sanmina                                                                                         160,000  (a)          10,180,000

Solectron                                                                                       490,000  (a)          16,200,625

Sun Microsystems                                                                                428,700  (a)          32,849,138

Tellabs                                                                                         373,700  (a)          24,267,144

Vishay Intertechnology                                                                          164,000  (a)          11,603,000

                                                                                                                     303,602,458

ENERGY MINERALS--2.1%

BP Amoco, ADS                                                                                   544,600               29,612,625

FINANCE--18.6%

AFLAC                                                                                           330,000               17,056,875

American Express                                                                                467,700               25,168,106

American International Group                                                                    308,062               34,676,229

Capital One Financial                                                                           175,600                8,297,100

Citigroup                                                                                       397,050               24,691,547

Fannie Mae                                                                                      750,700               45,135,838

Marsh & McLennan Cos.                                                                           193,300               21,275,081

Merrill Lynch                                                                                   310,000               30,573,750

Providian Financial                                                                             205,000               18,232,188

State Street                                                                                    183,800               20,493,700


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
FINANCE (CONTINUED)

Wells Fargo                                                                                     310,000               14,027,500

                                                                                                                     259,627,914

HEALTH SERVICES--1.4%

Cardinal Health                                                                                 301,000               19,527,375

HEALTH TECHNOLOGY--14.8%

Amgen                                                                                           483,400  (a)          30,756,325

Guidant                                                                                         382,000  (a)          19,338,750

Johnson & Johnson                                                                               279,000               24,970,500

Merck & Co.                                                                                     634,000               47,312,250

Pfizer                                                                                          928,500               41,376,281

Schering-Plough                                                                                 872,500               42,207,188

                                                                                                                     205,961,294

INDUSTRIAL SERVICES--1.3%

Halliburton                                                                                     362,000               18,462,000

PROCESS INDUSTRIES--1.4%

Avery Dennison                                                                                  140,400                8,599,500

Ecolab                                                                                          298,000               11,398,500

                                                                                                                      19,998,000

PRODUCER MANUFACTURING--3.1%

Miller (Herman)                                                                                 365,000                9,855,000

Minnesota Mining & Manufacturing                                                                189,600               16,258,200

Tyco International                                                                              362,000               17,036,625

                                                                                                                      43,149,825

RETAIL TRADE--6.3%

Dollar General                                                                                  345,000                6,037,500

Gap                                                                                             382,100               13,397,381

Home Depot                                                                                      582,250               28,421,078

Safeway                                                                                         310,600  (a)          14,326,425

Wal-Mart Stores                                                                                 448,000               25,816,000

                                                                                                                      87,998,384

SEMICONDUCTORS--5.0%

Altera                                                                                          130,000  (a)          11,163,750

Intel                                                                                           255,000               31,795,313

Linear Technology                                                                               444,800               26,271,000

                                                                                                                      69,230,063

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY SERVICES--7.6%

America Online                                                                                  312,400  (a)          16,557,200

Microsoft                                                                                       600,000  (a)          37,537,500

Oracle                                                                                          717,000  (a)          51,534,375

                                                                                                                     105,629,075

UTILITIES--9.1%

AES                                                                                             203,300  (a)          17,737,925

AT&T - Liberty Media Group, Cl. A                                                               585,000  (a)          25,922,812

Bell Atlantic                                                                                   318,000               16,814,250

Broadwing                                                                                       150,000                3,571,875

Calpine                                                                                          90,000  (a)           9,534,375

Global Crossing                                                                                 258,000  (a)           6,466,125

Vodafone AirTouch, ADR                                                                          507,750               23,261,297

WorldCom                                                                                        608,845  (a)          22,907,793

                                                                                                                     126,216,452

TOTAL COMMON STOCKS

   (cost $917,124,701)                                                                                             1,377,279,565
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--1.9%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT--.0%

Self Help Credit Union,

   5.59%, 6/21/2000                                                                             100,000                  100,000

U.S.TREASURY BILLS--1.9%

   5.66%, 7/13/2000                                                                           1,012,000                1,006,161

   5.68%, 8/3/2000                                                                            2,821,000                2,795,132

   5.77%, 8/17/2000                                                                           5,658,000                5,592,367

   5.47%, 8/31/2000                                                                           7,910,000                7,800,367

   5.79%, 9/14/2000                                                                           9,349,000                9,196,237

                                                                                                                      26,390,264

TOTAL SHORT-TERM INVESTMENTS

   (cost $26,477,995)                                                                                                 26,490,264
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $943,602,696)                                                            100.7%            1,403,769,829

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.7%)              (9,738,066)

NET ASSETS                                                                                       100.0%            1,394,031,763

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

May 31, 2000

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           943,602,696  1,403,769,82

Cash                                                                     86,732

Receivable for investment securities sold                            10,725,192

Receivable for shares of Common Stock subscribed                        901,900

Dividends and interest receivable                                       847,767

Prepaid expenses                                                         70,628

                                                                  1,416,402,048
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         1,043,194

Payable for investment securities purchased                          20,064,738

Payable for shares of Common Stock redeemed                             892,618

Accrued expenses                                                        369,735

                                                                     22,370,285
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,394,031,763
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     877,602,538

Accumulated undistributed investment income--net                      8,215,512

Accumulated net realized gain (loss) on investments                  48,046,580

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                           460,167,133
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,394,031,763

NET ASSET VALUE PER SHARE

                                 Class A         Class B            Class C           Class R           Class T           Class Z
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                10,998,539       20,812,038          5,234,304       45,640,853           456,431     1,310,889,598

Shares Outstanding               788,208        1,499,310            376,988        3,260,457            32,955        93,622,688
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value
   Per Share ($)                   13.95            13.88              13.88            14.00             13.85            14.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended May 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $43,007 foreign taxes withheld at source)    19,745,291

Interest                                                               962,959

TOTAL INCOME                                                        20,708,250

EXPENSES:

Investment advisory fee--Note 3(a)                                   9,708,257

Shareholder servicing costs--Note 3(c)                               2,247,137

Prospectus and shareholders' reports                                   171,037

Registration fees                                                      140,272

Custodian fees--Note 3(c)                                               91,659

Professional fees                                                       77,230

Distribution fees--Note 3(b)                                            58,264

Directors' fees and expenses--Note 3(d)                                 35,751

Interest expense--Note 2                                                20,803

Loan commitment fees--Note 2                                            11,205

Miscellaneous                                                           16,129

TOTAL EXPENSES                                                      12,577,744

INVESTMENT INCOME--NET                                               8,130,506
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             64,954,708

Net unrealized appreciation (depreciation) on investments          161,776,525

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             226,731,233

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               234,861,739

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended May 31,
                                             -----------------------------------
                                                  2000(a)                 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                   8,130,506          (1,067,941)

Net realized gain (loss) on investments        64,954,708          114,693,454

Net unrealized appreciation (depreciation)
   on investments                             161,776,525           66,921,091

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  234,861,739          180,546,604
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                  (154,452)                   --

Class B shares                                  (214,182)                   --

Class C shares                                  (110,471)                   --

Class R shares                                    (3,664)                   --

Class T shares                                    (2,579)                   --

Class Z shares                              (118,345,823)        (105,500,411)

TOTAL DIVIDENDS                             (118,831,171)        (105,500,411)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 19,154,469                   --

Class B shares                                 21,710,010                   --

Class C shares                                  5,605,138                   --

Class R shares                                 48,544,845                   --

Class T shares                                    482,573                   --

Class Z shares                                616,815,662          731,491,242

Dividends reinvested:

Class A shares                                    140,247                   --

Class B shares                                    198,885                   --

Class C shares                                     79,861                   --

Class R shares                                      3,664                   --

Class T shares                                      2,579                   --

Class Z shares                                114,411,113          100,555,806

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)


                                                      Year Ended May 31,
                                            ------------------------------------
                                                  2000(a)                 1999
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($) (CONTINUED):

Cost of shares redeemed:

Class A shares                                (8,229,982)                   --

Class B shares                                  (773,470)                   --

Class C shares                                  (377,013)                   --

Class R shares                                (2,302,973)                   --

Class T shares                                   (15,731)                   --

Class Z shares                              (667,638,635)        (688,590,998)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                147,811,242          143,456,050

TOTAL INCREASE (DECREASE) IN NET ASSETS      263,841,810          218,502,243
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,130,189,953         911,687,710

END OF PERIOD                               1,394,031,763       1,130,189,953

Undistributed investment income--net            8,215,512              85,006

(A) THE FUND CHANGED TO A SIX CLASS FUND ON AUGUST 31, 1999. THE EXISTING SHARES WERE REDESIGNATED CLASS Z SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                       Year Ended May 31,
                                             -----------------------------------
CAPITAL SHARE TRANSACTIONS:                       2000(a)                 1999
--------------------------------------------------------------------------------

CLASS A(B)

Shares sold                                     1,360,990                   --

Shares issued for dividends reinvested             10,274                   --

Shares redeemed                                 (583,056)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     788,208                   --
--------------------------------------------------------------------------------

CLASS B(B)

Shares sold                                     1,539,552                   --

Shares issued for dividends reinvested             14,592                   --

Shares redeemed                                  (54,834)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,499,310                   --
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       398,017                   --

Shares issued for dividends reinvested              5,859                   --

Shares redeemed                                  (26,888)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     376,988                   --
--------------------------------------------------------------------------------

CLASS R

Shares sold                                     3,420,654                   --

Shares issued for dividends reinvested                268                   --

Shares redeemed                                 (160,465)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   3,260,457                   --
--------------------------------------------------------------------------------

CLASS T

Shares sold                                        33,860                   --

Shares issued for dividends reinvested                190                   --

Shares redeemed                                   (1,095)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      32,955                   --
--------------------------------------------------------------------------------

CLASS Z

Shares sold                                    44,379,776           59,336,041

Shares issued for dividends reinvested          8,363,394            8,565,231

Shares redeemed                              (47,975,462)         (56,431,517)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   4,767,708          11,469,755

(A) THE FUND CHANGED TO A SIX CLASS FUND ON AUGUST 31, 1999. THE EXISTING SHARES WERE REDESIGNATED CLASS Z SHARES.

(B) DURING THE PERIOD ENDED MAY 31, 2000, 33,920 CLASS B SHARES REPRESENTING $485,578, WERE AUTOMATICALLY CONVERTED TO 33,770 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the period indicated. All information (excluding portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                  Year Ended May 31, 2000(a)
                                                              --------------------------------------------------------------------
                                                              Class A       Class B        Class C       Class R       Class T
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.34         13.34          13.34          13.34         13.34

Investment Operations:

Investment income--net(b)                                         .20           .15            .11            .26           .20

Net realized and unrealized
   gain (loss) on investments                                    1.76          1.74           1.78           1.75          1.66

Total from Investment Operations                                 1.96          1.89           1.89           2.01          1.86

Distributions:

Dividends from net realized gain
   on investments                                              (1.35)         (1.35)         (1.35)        (1.35)         (1.35)

Net asset value, end of period                                  13.95         13.88          13.88          14.00         13.85
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                             14.90(c)       14.34(c)       14.34(c)         15.30       14.14(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets(d)                       1.02        1.55           1.54            .75          1.21

Ratio of net investment income
   to average net assets(d)                                      1.43        1.07            .77           1.69          1.40

Portfolio Turnover Rate                                         60.20       60.20          60.20          60.20         60.20
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          10,999      20,812          5,234         45,641           456

(A) FROM AUGUST 31, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO MAY 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                          Year Ended May 31,
                                                              --------------------------------------------------------------------
CLASS Z SHARES                                                2000(a)           1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.72          11.78          10.01           9.25          7.45

Investment Operations:

Investment income (loss)--net                                  .08(b)          (.01)            .01            .02           .03

Net realized and unrealized
   gain (loss) on investments                                    2.55          2.29            2.68           2.16          2.39

Total from Investment Operations                                 2.63          2.28            2.69           2.18          2.42

Distributions:

Dividends from investment income--net                              --            --            (.02)         (.02)          (.05)

Dividends from net realized gain
   on investments                                              (1.35)         (1.34)          (.90)        (1.40)          (.57)

Total Distributions                                            (1.35)         (1.34)          (.92)        (1.42)          (.62)

Net asset value, end of period                                  14.00         12.72          11.78          10.01          9.25
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                20.91         20.30          27.76          25.70         33.63
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .96           .96           .97           1.03          1.11

Ratio of net investment income (loss)
   to average net assets                                          .60          (.11)          .07            .22           .36

Portfolio Turnover Rate                                         60.20         75.88         70.41          66.52         92.08
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       1,310,890     1,130,190       911,688        677,084       473,452

(A)  THE FUND CHANGED TO A SIX CLASS FUND ON AUGUST 31, 1999. THE EXISTING
     SHARES WERE REDESIGNATED CLASS Z SHARES.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

The Dreyfus Premier Third Century Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide capital growth. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. NCM Capital Management Group, Inc. ("NCM") serves as the fund's sub-investment adviser.

On April 15, 1999, shareholders approved a reorganization, effective August 31, 1999, in which the fund' s name changed to The Dreyfus Premier Third Century Fund, Inc. Shares of the fund have been redesignated as Class Z shares and the
fund   added  Class  A,  Class  B,  Class  C,  Class  R  and  Class  T  shares.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 150 million of $.001 par value Common Stock. The fund currently offers six classes of shares: Class A, Class B, Class C, Class R, Class T and Class Z. Class A, Class B, Class C, and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class Z shares are not available for new accounts and bear a service fee. Class A shares and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests
of    its    shareholders,    by    complying    with    the
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended May 31, 2000, was approximately $329,900 with a related weighted average interest rate of 6.31%.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to the investment advisory agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at an annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly. Pursuant to an undertaking, if in any full fiscal year the aggregate expenses allocable to Class Z, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 11/2% of the value of the average net assets of Class Z, the fund may deduct from the fees paid to Dreyfus, or Dreyfus will bear such excess expense. During the period ended May 31, 2000, there was no expense reimbursement pursuant to the Agreement.

Pursuant to a Sub-Investment Advisory Agreement with NCM, the sub-investment advisory fees are payable monthly by Dreyfus, and are based upon the value of the fund's average daily net assets, computed at the following rates:

          AVERAGE NET ASSETS

          0 to $400 million. . . . . . . . . . . . . . . . .      .10 of 1%

          $400 million to $500 million . . . . . . . . . . .      .15 of 1%

          $500 million to $750 million . . . . . . . . . . .      .20 of 1%

          In excess of $750 million. . . . . . . . . . . . .      .25 of 1%

DSC retained $851 during the period ended May 31, 2000 from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the distributor for distributing their shares at the following annual rates: .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended May 31, 2000, Class B, Class C and Class T shares were charged $44,524, $13,422 and $318, respectively, pursuant to the Plan, of which $31,517, $8,468 and $223 for Class B, Class C and Class T shares, respectively, were paid to DSC.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2000,

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Class A, Class B, Class C and Class T shares were charged $8,851, $14,841, $4,474, and $318, respectively, pursuant to the Shareholder Services Plan, of which $5,798, $10,506, $2,823 and $223 for Class A, Class B, Class C and Class T shares, respectively, were paid to DSC.

Under the Shareholder Services Plan, Class Z shares reimburse DSC an amount not to exceed an annual rate of .25 of 1% of the value of the average daily net assets of Class Z for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2000, Class Z shares were charged $1,008,834 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2000, the fund was charged $359,803 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended May 31, 2000, the fund was charged $91,659 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member, who is not an "affiliated person" as defined in the Act, receives an annual fee of $25,000 and an attendance fee of $4,000 for each meeting attended in person and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $10,000. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund' s Director Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieved emeritus status.

(E) During the period ended May 31, 2000, the fund incurred total brokerage commissions of $1,221,556, of which $36,212 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2000, amounted to $841,495,334 and $765,382,777, respectively.

At May 31, 2000, accumulated net unrealized appreciation on investments was $460,167,133, consisting of $478,271,763 gross unrealized appreciation and $18,104,630 gross unrealized depreciation.

At May 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors The Dreyfus Premier Third Century Fund, Inc

We have audited the accompanying statement of assets and liabilities of The Dreyfus Premier Third Century Fund, Inc., including the statement of investments, as of May 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of May 31, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Premier Third Century Fund, Inc. at May 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

July 7, 2000



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates $1.1150 per share as a long-term capital gain distribution of the $1.3480 per share paid on December 8, 1999.

The fund hereby designates .365% of the ordinary dividends paid during the fiscal year ended May 31, 2000 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2001 of the percentage applicable to the preparation of their 2000 income tax returns.

                                                             The Fund

                                                           For More Information

                        The Dreyfus Premier Third Century Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Sub-Investment Adviser

                        NCM Capital Management Group, Inc.
                        103 West Main Street
                        Durham, North Carolina 27705

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   035AR005